UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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CVS Health Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 14, 2020.

CVS HEALTH CORPORATION

CVS HEALTH CORPORATION
C/O EQ SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 18, 2020
Date: May 14, 2020	Time: 8:00 A.M., EDT
Location:	CVS Health Corporation
Customer Support Center
One CVS Drive
Woonsocket, RI 02895
Directions:	www.cvshealth.com/contact or
call 401-765-1500

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or www.cvshealthannualmeeting.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF MEETING AND PROXY STATEMENT AND ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com or www.cvshealthannualmeeting.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR each of the Nominees:

1.	Election of Directors
Nominees:
	1a.	Fernando Aguirre
	1b.	C. David Brown II
	1c.	Alecia A. DeCoudreaux
	1d.	Nancy-Ann M. DeParle
	1e.	David W. Dorman
	1f.	Roger N. Farah
	1g.	Anne M. Finucane
	1h.	Edward J. Ludwig
	1i.	Larry J. Merlo
	1j.	Jean-Pierre Millon
	1k.	Mary L. Schapiro
	1l.	William C. Weldon
	1m.	Tony L. White

The Board of Directors recommends you vote FOR the following proposals:
2.	Ratification of the appointment of our independent registered public accounting firm for 2020.
3.	Say on Pay, a proposal to approve, on an advisory basis, the Company's executive compensation.
4.	Proposal to amend the Company's 2017 Incentive Compensation Plan to increase the number of shares authorized to be issued under the Plan.
5.	Proposal to amend the Company's 2007 Employee Stock Purchase Plan to increase the number of shares available for sale under the Plan.
The Board of Directors recommends you vote AGAINST the following proposals:
6.	Stockholder proposal for reducing the ownership threshold to request a stockholder action by written consent.
7.	Stockholder proposal regarding our independent Board Chair.
NOTE: In their discretion, the proxies may vote on such other business as may properly come before the meeting or any adjournment thereof.